INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-20026, 33-20031, 33-42410, 33-42419, 33-44025, and 33-45778 of Jan
Bell Marketing, Inc. on Form S-8 of our report dated March 31, 1994, appearing in this Annual Report on Form 10-K of Jan Bell Marketing, Inc. for the year ended December 31, 1993.





Certified Public Accountants
Fort Lauderdale, Florida
March 31, 1994





                                  Exhibit 23.1